UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): September 8, 2017 (September 7, 2017)

TERRAFORM POWER, INC.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-36542 (Commission File Number)	46-4780940 (IRS Employer Identification No.)

7550 Wisconsin Avenue, 9th Floor, Bethesda, Maryland 20814
(Address of principal executive offices, including zip code)

(240) 762-7700
(Registrant’s telephone number, including area code)

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01	Entry into a Material Definitive Agreement.

On September 7, 2017, TerraForm Power, LLC (“TerraForm”), a subsidiary of TerraForm Power, Inc. entered into a Transition Services Agreement (the “TSA”) with SunEdison, Inc. (“SunEdison”). Pursuant to the terms of the TSA, SunEdison will continue to provide TerraForm, on an interim basis, certain services (the “Transition Services”) that SunEdison historically has provided to TerraForm, as set forth in the schedules to the TSA. The Transition Services provided for include, without limitation, services related to information technology, tax, human resources, treasury, finance and controllership. TerraForm will pay SunEdison certain monthly fees in exchange for SunEdison’s provision of the Transition Services. In addition to the Transition Services provided by SunEdison, the TSA contemplates that TerraForm will provide certain services (the “Reverse Services”) to SunEdison. The specific Reverse Services will be determined based on the needs of the parties, and will be charged at rates consistent with past practice. The TSA, and the parties’ obligations thereunder, will apply retroactively to Transition Services provided from and after February 1, 2017, and will terminate no later than October 31, 2017 (unless otherwise provided in the TSA or previously terminated in accordance with the TSA).

The TSA is subject to approval by the court overseeing the Chapter 11 bankruptcy cases of SunEdison (the “Bankruptcy Court”). A motion seeking Bankruptcy Court approval was filed with the Bankruptcy Court on August 7, 2017. However, there can be no assurances that the Bankruptcy Court will approve the TSA on the agreed terms or at all.

The foregoing description of the TSA does not purport to be complete and is qualified in its entirety by reference to the TSA, a copy of which is filed as Exhibit 10.1 hereto and is incorporated herein by reference.

Item 9.01	Financial Statement and Exhibits.

(d) Exhibits

Exhibit
No.	Description
10.1	Transition Services Agreement, dated August 7, 2017, between TerraForm Power, LLC and SunEdison, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TERRAFORM POWER, INC.

By:	/s/ Sebastian Deschler
Name: Sebastian Deschler Title: Senior Vice President, General Counsel and Secretary

Date: September 8, 2017

Exhibit Index

Exhibit No.	Description
10.1	Transition Services Agreement, dated August 7, 2017, between TerraForm Power, LLC and SunEdison, Inc.